UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2014

Ventas, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

            On June 2, 2014, Ventas, Inc. (the “Company”) and American Realty Capital Healthcare Trust, Inc. (“ARC Healthcare”) announced that they had entered into a definitive agreement (the “Merger Agreement”) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, ARC Healthcare will merge with and into a wholly-owned subsidiary of the Company (the “Merger”).  A copy of the joint press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

          In connection with the proposed transaction, the Company expects to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will contain a proxy statement of ARC Healthcare and a prospectus of the Company, and each party will file other documents with respect to the Company’s proposed acquisition of ARC Healthcare. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

          Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ARC Healthcare with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.ventasreit.com/, and copies of the documents filed by ARC Healthcare with the SEC are available free of charge on ARC Healthcare’s website at http://www.archealthcaretrust.com/.

Participants in Solicitation Relating to the Merger

          The Company and ARC Healthcare and their respective directors and executive officers are participants in the solicitation of proxies from ARC Healthcare’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement for the Company’s 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding ARC Healthcare’s directors and executive officers can be found in ARC Healthcare’s definitive proxy statement for ARC Healthcare’s 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARC Healthcare, as applicable, using the sources indicated above.

Item 9.01.          Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Joint press release issued by the Company and ARC Healthcare on June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	June 2, 2014	By:	/s/ Kristen M. Benson
		Name:	Kristen M. Benson
		Title:	Senior Vice President, Associate
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release issued by the Company and ARC Healthcare on June 2, 2014.